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                                                                    EXHIBIT 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR
                            NTL COMMUNICATIONS CORP.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of NTL Communications Corp. (the "Company") made pursuant to a
prospectus dated           , 2001 (the "Prospectus"), if certificates for the
12 3/8% senior notes of the Company issued either on January 24, 2001 or February 8, 2001 (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Chase Manhattan Bank (the "Exchange Agent") as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

                             THE EXCHANGE AGENT IS:
                                   In London

   By Mail, By Hand and Overnight Courier:                     By Facsimile:
          The Chase Manhattan Bank                            44 207 777 5410
          Attn: Operations Manager
                Trinity Tower                              Confirm by Telephone:
            9 Thomas More Street                    Operations Manager: 44 207 777 5414
                London E1 9YT
                                        In New York
   By Mail, By Hand and Overnight Courier:                     By Facsimile:
          The Chase Manhattan Bank                            (212) 638-7380
      Corporate Trust-Securities Window                       (212) 638-7381
          Room 234, North Building
               55 Water Street                             Confirm by Telephone:
          New York, New York 10041                    Carlos Esteves: (212) 638-0828
                                                              (212) 638-0454
                                       In Luxembourg
   By Mail, By Hand and Overnight Courier:                     By Facsimile:
    Chase Manhattan Bank Luxembourg S.A.                     (352) 46 26 85380
                5 Rue Plaetis
             L-2338, Luxembourg                            Confirm by Telephone:
                                                   Operations Manager: (352) 46 26 85236

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures."

Principal Amount of Old Notes Tendered:*               If Old Notes will be delivered by book-entry transfer
                                                       to The Depository Trust Company, Euroclear or
$                                                      Clearstream, provide account number.
----------------------------------------------------
                                                       Account Number ---------------------------------
Certificates Nos. (if available):
-----------------------------------------------------
Total Principal Amount Represented by Old Notes
Certificate(s):
$
----------------------------------------------------

* Must be in denominations of principal amount of E1,000 and any integral multiple thereof. See Instruction 1 in the Letter of Transmittal.

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

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                                PLEASE SIGN HERE

                                        X
              ----------------------------------------------------

                                        X
              ----------------------------------------------------
                Signature(s) of Owner(s) or Authorized Signatory

             -----------------------------------------------------

             -----------------------------------------------------
                                     Date

 Telephone Number (including area code):
 ------------------------------------------------------------------

      This Notice of Guaranteed Delivery must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

 Name(s):
 ------------------------------------------------------------------------------

         ----------------------------------------------------------------------
 Capacity:
 ------------------------------------------------------------------------------
 Address(es):
 ------------------------------------------------------------------------------

           --------------------------------------------------------------------

           --------------------------------------------------------------------

           --------------------------------------------------------------------

                                   GUARANTEE
      The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures," together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any other documents required by the Letter of Transmittal in respect of the Old Notes, will be received by the Exchange Agent at the Address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

 ----------------------------------------------------
 Name of Firm

 ----------------------------------------------------
 Address

 ----------------------------------------------------
 Zip Code

 Area Code and Tel. No.
 ---------------------------

             -----------------------------------------------------
                             Authorized Signature

             -----------------------------------------------------
                                     Title

Name:
---------------------------------------------
                            (Please Type or Print)

Dated:
---------------------------------------------

 NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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